DREYFUS 100% U.S. TREASURY LONG TERM FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus 100% U.S. Treasury Long-Term Fund. For its annual reporting period ended December 31, 1995, your Fund produced a total return of 24.91% per share.* Income dividends of approximately $.96 per share were paid, which is equivalent to an annualized distribution rate per share of 6.21%.** For the same period, the Merrill Lynch Governments, U.S. Treasury, Long-Term (10 Years and Over) Index posted a total return of 30.67%.***
THE ECONOMY
    Modest economic growth and low inflation have spurred a dramatic, year-long rally in the bond market. In December the Federal Reserve Board reduced the Federal Funds rate (the rate at which the nation's banks borrow money from each other) to 5.5%, the second reduction in 1995.
    The economic recovery of the 1990s was productivity driven. Corporations implemented extraordinary cost control measures that, while dramatically improving bottom line earnings, now contribute to the slow rate of employment growth. Job creation is a significant factor that affects overall consumer spending, a major component of economic activity. The pace of new job creation, currently running at its slowest since World War II, is worrisome. Still, surveys indicate that consumers remain optimistic, despite indications that their spending has been curtailed by the slow growth in disposable income. Indeed, wages and salaries grew at under 3% over the past year, barely keeping pace with inflation. A consumer-led weakening of the economy could lead to further Federal Reserve easing of monetary policy.
    It was the favorable low inflation environment that allowed the Federal Reserve to ease the Federal Funds rate twice this year. The inflation outlook can be easily seen in the retail sector, where consumers wait for deep discounts before buying. The retail sales outlook is bleak at best; most retailers have reported sales that were analogous to the weak 1991 season. A possible reason for this disappointment is the high debt load that consumers are carrying.
    One bright area of the economy has been exports. Because of the new competitiveness of American businesses abroad, the U.S. trade deficit continues to shrink. Through September, the trade deficit with Japan narrowed for the sixth consecutive month. Exports, while a relatively small component of overall economic activity in this country, provide an important support for the job market.
MARKET ENVIRONMENT
    Bonds have enjoyed a dramatic bull market for the past 12 months. Current business sluggishness may result in further easing of the Fed Funds rate, particularly if the Clinton Administration and Congress can arrive at a meaningful budget agreement. Of course, the prospect of a balanced Federal budget should be beneficial to the bond market since it means a reduction in the growth of government securities.
    Overall, we remain confident in our optimistic view of the bond market. Yet we are also cognizant of the stimulatory effect of easing monetary policy, and are watchful for any signs of renewed inflationary pressures in the economy.
THE PORTFOLIO
    As you know from our previous letters, we were optimistic about the potential for declining interest rates. We positioned the Fund accordingly by extending the average maturity of the Fund. At one point the Fund had an average maturity of over 24 years; currently it is at 12 years. Because this Fund does not use any derivatives or speculative trading techniques, the average maturity of its holdings is critical to its overall performance.
    Positioning the Fund at a 12-year average maturity, while not our most bullish stance, is still bullish. Our optimism for lower rates is still there, but we are cognizant that as rates move lower the stimulatory effect will be seen in the economy at some point.
    We still believe that monetary policy is restrictive, and that the government shutdown and reduced spending will have a dragging effect on the economy. One way to counter the effect is to ease monetary policy, and we still believe the Fed will indeed ease it further.
    The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.
   Our primary task - to earn a high level of current income to the extent consistent with preservation of capital - continues to guide our portfolio management decisions.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Gerald E. Thunelius signature logo]

                              Gerald E. Thunelius
                              Portfolio Manager
January 16, 1996
New York, N.Y.

*      Total return includes reinvestment of dividends and any capital gains paid.
**Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.
***    Source: Merrill Lynch, Pierce, Fenner and Smith, Inc. - Unlike the
Fund, Merrill Lynch Governments, U.S. Treasury, Long-Term (10 Years and Over) Index is an unmanaged index consisting solely of long-term Treasury securities.


DREYFUS 100% U.S. TREASURY LONG TERM FUND                  DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS 100% U.S. TREASURY LONG TERM FUND AND THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, LONG-TERM (10 YEARS AND OVER) INDEX
[Exhibit A
Dollars
$24,310
Merrill Lynch
Governments,
U.S. Treasury,
Long-Term (10 Years
and Over) Index*
$21,627
Dreyfus 100%
U.S. Treasury
Long Term Fund
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]

AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                FIVE YEARS ENDED              FROM INCEPTION (3/27/87)
                              DECEMBER 31, 1995             DECEMBER 31, 1995             TO DECEMBER 31, 1995
                              ___________                   ___________                   ______________
                              24.91%                        10.94%                        9.20%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus 100% U.S. Treasury Long Term Fund on 3/27/87 (Inception Date) to a $10,000 investment made in the Merrill Lynch Governments, U.S. Treasury, Long-Term (10 Years and
Over) Index on that date. For comparative purposes, the value of the Index on 3/31/87 is used as the beginning value on 3/27/87. All dividends and capital gain distributions are reinvested.
The Fund invests exclusively in U.S. Treasury securities. The Fund's portfolio of U.S. Treasury securities will, under normal market conditions, have a dollar-weighted average maturity of greater than 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Merrill Lynch Governments, U.S. Treasury, Long-Term (10 Years and Over) Index is an unmanaged performance benchmark for Treasury securities with maturities of 10 years and over. The Index does not take into account charges, fees and other expenses. In past reports, the Fund has misidentified this Index as the Merrill Lynch Treasury Master Index - Long-Term. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
STATEMENT OF INVESTMENTS                                                                                  DECEMBER 31, 1995
                                                                                                    PRINCIPAL
BONDS AND NOTES-94.6%                                                                                AMOUNT           VALUE
                                                                                                      _______         _______
U.S. TREASURY BONDS-62.9%
    10 3/4%, 5/15/2003......................................................                     $  10,000,000    $ 13,120,310
    11 1/8%, 8/15/2003......................................................                        10,000,000      13,424,220
    11 5/8%, 11/15/2004.....................................................                         1,500,000       2,123,907
    12 3/4%, 11/15/2010.....................................................                         5,000,000       7,624,220
    12 1/2%, 8/15/2014......................................................                        15,750,000      25,451,023
    10 5/8%, 8/15/2015......................................................                         6,400,000       9,800,998
    9 1/4%, 2/15/2016.......................................................                         8,000,000      10,998,752
    6 7/8%, 8/15/2025.......................................................                         8,500,000       9,587,737
                                                                                                                       _______
                                                                                                                    92,131,167
                                                                                                                       _______
U.S. TREASURY NOTES-29.8%
    9 1/8%, 5/15/1999.......................................................                         5,000,000       5,581,250
    7 3/4%, 11/30/1999......................................................                         1,050,000       1,138,266
    7 3/4%, 12/31/1999......................................................                        15,000,000      16,284,375
    8 7/8%, 5/15/2000.......................................................                        13,700,000      15,558,063
    5 3/4%, 10/31/2000......................................................                         5,000,000       5,075,780
                                                                                                                       _______
                                                                                                                    43,637,734
                                                                                                                       _______
U.S. TREASURY COUPON STRIPS-1.9%
    Zero Coupon, 2/15/2017..................................................                        10,000,000       2,700,950
                                                                                                                       _______
TOTAL BONDS AND NOTES
    (cost $134,931,498).....................................................                                      $138,469,851
                                                                                                                       =======
SHORT-TERM INVESTMENTS-3.0%
U.S. TREASURY BILLS:
    4.70%, 2/8/1996.........................................................                   $       439,000     $   436,695
    4.91%, 5/23/1996........................................................                         3,920,000       3,841,914
    5.13%, 6/13/1996........................................................                           174,000         170,031
                                                                                                                       _______
TOTAL SHORT-TERM INVESTMENTS
    (cost $4,450,301).......................................................                                       $ 4,448,640
                                                                                                                       ========
TOTAL INVESTMENTS
    (cost $139,381,799).....................................................                             97.6%    $142,918,491
                                                                                                          ===         ========
CASH AND RECEIVABLES (NET)..................................................                              2.4%      $3,526,793
                                                                                                          ===          ========
NET ASSETS..................................................................                            100.0%    $146,445,284
                                                                                                          ===          ========



See notes to financial statements.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
STATEMENT OF ASSETS AND LIABILITIES                                                             DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $139,381,799)-see statement.....................................                                      $142,918,491
    Cash....................................................................                                           621,116
    Interest receivable.....................................................                                         3,020,998
    Receivable for shares of Beneficial Interest subscribed.................                                            27,388
    Prepaid expenses........................................................                                             8,990
                                                                                                                       _______
                                                                                                                   146,596,983
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                           $51,544
    Payable for shares of Beneficial Interest redeemed......................                            35,880
    Accrued expenses........................................................                            64,275         151,699
                                                                                                         _____           _____
NET ASSETS..................................................................                                      $146,445,284
                                                                                                                      ========
REPRESENTED BY:
    Paid-in capital.........................................................                                      $154,648,915
    Accumulated undistributed investment income-net.........................                                            51,396
    Accumulated net realized (loss) on investments..........................                                       (11,791,719)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         3,536,692
                                                                                                                       _______
NET ASSETS at value applicable to 9,444,332 shares outstanding
    (unlimited number of $.001 par value shares
    of Beneficial Interest authorized)......................................                                      $146,445,284
                                                                                                                      ========
NET ASSET VALUE, offering and redemption price per share
    ($146,445,284 / 9,444,332 shares).......................................                                            $15.51
                                                                                                                      ========





See notes to financial statements.

DREYFUS 100% U.S. TREASURY LONG TERM FUND

STATEMENT OF OPERATIONS                                                                           YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $10,107,829
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $     802,498
      Shareholder servicing costs-Note 2(b).................................                           292,445
      Registration fees.....................................................                            39,683
      Trustees' fees and expenses-Note 2(c).................................                            37,214
      Professional fees.....................................................                            34,914
      Custodian fees........................................................                            19,622
      Miscellaneous.........................................................                             4,853
                                                                                                        ______
          TOTAL EXPENSES....................................................                         1,231,229
      Less-reduction in management fee due to undertaking-Note 2(a).........                            68,081
                                                                                                        ______
          NET EXPENSES......................................................                                         1,163,148
                                                                                                                         ______
          INVESTMENT INCOME-NET.............................................                                         8,944,681
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                       $13,759,643
    Net unrealized appreciation on investments..............................                         6,993,468
                                                                                                        ______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                        20,753,111
                                                                                                                        ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $29,697,792
                                                                                                                      ========





See notes to financial statements.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           YEAR ENDED DECEMBER 31,
                                                                                   ______________________________________
                                                                                        1994                          1995
                                                                                      ________                       ________
OPERATIONS:
    Investment income-net................................................       $   11,129,616                     $ 8,944,681
    Net realized gain (loss) on investments..............................          (25,551,362)                     13,759,643
    Net unrealized appreciation (depreciation) on investments for the year          (2,076,853)                      6,993,468
                                                                                       _______                         _______
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....          (16,498,599)                     29,697,792
                                                                                       _______                         _______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net................................................          (11,102,928)                     (8,919,973)
                                                                                       _______                         _______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold........................................           58,191,635                      49,291,316
    Dividends reinvested.................................................            7,256,324                       5,584,615
    Cost of shares redeemed..............................................        .(129,600,253)                    (52,611,558)
                                                                                       _______                         _______
      INCREASE (DECREASE) IN NET ASSETS FROM
          BENEFICIAL INTEREST TRANSACTIONS...............................          (64,152,294)                      2,264,373
                                                                                       _______                         _______
          TOTAL INCREASE (DECREASE) IN NET ASSETS........................          (91,753,821)                     23,042,192
NET ASSETS:
    Beginning of year....................................................          215,156,913                     123,403,092
                                                                                       _______                         _______
    End of year (including undistributed investment income-net:
      $26,688 in 1994 and $51,396 in 1995)...............................        $ 123,403,092                    $146,445,284
                                                                                       =======                         =======
                                                                                   SHARES                             SHARES
                                                                                   _______                            _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold..........................................................            4,079,099                       3,428,990
    Shares issued for dividends reinvested...............................              510,169                         386,344
    Shares redeemed......................................................           (9,008,124)                     (3,677,742)
                                                                                       _______                         _______
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING......................           (4,418,856)                        137,592
                                                                                       =======                         =======



See notes to financial statements.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                 YEAR ENDED DECEMBER 31,
                                                               ____________________________________________________________
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                 ____        ____        ____        ____        ____
    Net asset value, beginning of year...........              $13.26      $14.42      $14.37       $15.68      $13.26
                                                                 ____        ____        ____        ____        ____
    INVESTMENT OPERATIONS:
    Investment income-net........................                1.14        1.08        1.03         1.01         .96
    Net realized and unrealized gain (loss)
      on investments.............................                1.16        (.05)       1.31        (2.42)       2.25
                                                                 ____        ____        ____        ____        ____
      TOTAL FROM INVESTMENT OPERATIONS...........                2.30        1.03        2.34        (1.41)       3.21
                                                                 ____        ____        ____        ____        ____
    DISTRIBUTIONS;
    Dividends from investment income-net.........               (1.14)      (1.08)      (1.03)       (1.01)       (.96)
                                                                 ____        ____        ____        ____        ____
    Net asset value, end of year.................              $14.42      $14.37      $15.68       $13.26      $15.51
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................               18.28%       7.55%      16.59%       (9.18%)     24.91%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .25%        .56%        .78%         .98%        .87%
    Ratio of net investment income to average net assets         8.34%       7.63%       6.65%        7.08%       6.69%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................                 .72%        .39%        .09%          -          .05%
    Portfolio Turnover Rate......................               21.01%      97.46%     420.68%    1,213.04%     634.38%
    Net Assets, end of year (000's Omitted)......             $217,422    $238,839    $215,157     $123,403    $146,445




See notes to financial statements.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments are valued at the mean between the quoted bid and asked prices.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $11,792,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1995. If not applied, the carryover expires in fiscal 2002.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has undertaken from September 1, 1995 through June 30, 1996 to reduce the management fee paid by,
DREYFUS 100% U.S. TREASURY LONG TERM FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the average daily value of the Fund's net assets. The reduction in management fee, pursuant to the undertaking, amounted to $68,081 for the year ended December 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $7,323 for the period from December 1, 1995 through December 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended December 31, 1995, the Fund was charged an aggregate of $154,788 pursuant to the Shareholder Services Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995, amounted to $827,153,842 and $812,985,939 respectively.
    At December 31, 1995, accumulated net unrealized appreciation on investments was $3,536,692, consisting of $3,538,450 gross unrealized appreciation and $1,758 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS 100% U.S. TREASURY LONG TERM FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS 100% U.S. TREASURY LONG TERM FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Long Term Fund, including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Long Term Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
February 5, 1996



IMPORTANT TAX INFORMATION (UNAUDITED)
    For State individual income tax purposes, the Fund hereby designates 100.00% of the ordinary income dividends paid during its fiscal year ended December 31, 1995 as attributable to interest income from direct obligations of the United States government. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


[Dreyfus lion "d" logo]
DREYFUS 100% U.S. TREASURY
LONG TERM FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           073AR9512
[Dreyfus logo]
100% U.S. Treasury
Long Term Fund
Annual Report
December 31, 1995